                       Sarbanes Oxley - 906 Certification

CERTIFICATION OF SHAREHOLDER

                  In connection with the Certified Shareholder Report of AIM Special Opportunities Funds (the "Company") on Form N-CSR for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Graham, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2003                             /s/ Robert H. Graham
                                                ---------------------------
                                                Robert H. Graham
                                                Principal Executive Officer









                  A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                       Sarbanes Oxley - 906 Certification

CERTIFICATION OF SHAREHOLDER REPORT

                  In connection with the Certified Shareholder Report of AIM Special Opportunities Funds (the "Company") on Form N-CSR for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dana R. Sutton, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2003                              /s/ Dana R. Sutton
                                                 ---------------------------
                                                 Dana R. Sutton
                                                 Principal Financial Officer







                  A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.